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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2006


                           LASALLE RE HOLDINGS LIMITED
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             (Exact name of registrant as specified in its charter)

                                     BERMUDA
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                 (State or other jurisdiction of incorporation)

                1-12823                              NOT APPLICABLE
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        (Commission File Number)           (I.R.S. Employer Identification No.)

                       C/O MICHAEL MORRISON, JOHN WARDROP
                          JOINT PROVISIONAL LIQUIDATORS
                           LASALLE RE HOLDINGS LIMITED
                        CROWN HOUSE, 4 PAR-LA-VILLE ROAD

         HAMILTON HM 08, BERMUDA                      NOT APPLICABLE
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 (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (441) 295-5063

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

Hamilton, Bermuda (March 31, 2006): The Joint Provisional Liquidators of LaSalle Re Holdings Limited (the "Company") are providing holders of the Company's series A preferred shares, par value $1.00 per share (the "Preferred Shares"), with a status report of the affairs of the Company.

The Company filed a Form 15 with the US Securities and Exchange Commission ("SEC") on March 14, 2005 giving notice of termination of registration of the Preferred Shares, which would result in the Company not being subject to any SEC reporting requirement. The report also notifies holders of the Preferred Shares of the Joint Provisional Liquidators' intention, pending the termination of registration, to limit the Company's public announcements in the future to material events relating to the Company's winding-up (liquidation) proceedings in Bermuda. The Joint Provisional Liquidators intend to disclose any such event to the public by filing with the SEC a current report on Form 8-K. Subject to the resources available to the Company, the Joint Provisional Liquidators intend to report on the status of the Company's affairs at least annually. The report being filed on this Form 8-K is the first of such reports. Reports on the Company's affairs (including the report being filed herewith) will not be mailed to holders of Preferred Shares in the future, unless the Joint Provisional Liquidators are required to do so or unless the Joint Provisional Liquidators believe, in their sole judgment, that it is in the best interest of the Company's stakeholders.

The Company's current reports on Form 8-K are available free of charge at the SEC's website WWW.SEC.GOV.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (a)   None.
       (b)   None.
       (c)   None.
       (d)   Exhibits.


EXHIBIT
NUMBER       DESCRIPTION OF EXHIBITS
-------      -----------------------
  99.1       Report to Shareholders dated March 30, 2006

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         LASALLE RE HOLDINGS LIMITED
                                         (Registrant)


Date:   March 31, 2006                   By:
                                             -----------------------------------
                                             Name:  Michael Morrison
                                             Title: Joint Provisional Liquidator



                                         By: /s/ John Wardrop
                                             -----------------------------------
                                             Name:  John Wardrop
                                             Title: Joint Provisional Liquidator


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                              EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION OF EXHIBITS
--------------       -----------------------
 Exhibit 99.1        Report to Shareholders dated March 30, 2006